EXHIBIT 10.39

May 31, 2000

Mr. Hoyt Hackney, President

Wellington Hall Caribbean Corporation ("WHCC" or "Company")
P.O. Box 1354
Lexington, North Carolina  27293-1354

Mr. Hoyt Hackney, President
Wellington Hall, Limited ("WH" or "Sponsor")
Route 17, U.S. Highway No 29. and No. 70
P.O. Box 1354
Lexington, North Carolina  27293-1354

Mr. Hoyt Hackney, President

Muebles Wellington Hall, S.A. ("Muebles" or "Guarantor")
P.O. Box 1371
San Pedro Sula, Honduras, C. A.

Re:     Wellington Hall Caribbean Corporation's
           Financing for Operations in Honduras

Ladies and Gentlemen:

1. We refer to that certain letter agreement dated as of May 1, 2000 (the "Forbearance Agreement") among Wellington Hall Caribbean Corporation ("WHCC' or "Company"), Wellington Hall, Limited ("WH" or "Sponsor") and Muebles Wellington Hall ("Muebles" or "Guarantor") and the Overseas Private Investment Corporation ("OPIC" or "Lender"), the Loan Agreement, as amended, and related documents executed among and between WHCC, WH, and Muebles, and OPIC with respect to WHCC's furniture manufacturing operations in Honduras (the "Project") through its wholly owned subsidiary, Muebles. All capitalized terms used and not otherwise defined herein shall have the meaning set forth for such terms in the Loan Agreement and Forbearance Agreement.

2. The Forbearance Agreement is hereby amended at paragraph 3(ii), which is hereby amended and restated in its entirety as follows:

"Make quarterly interest payments in the manner specified in the Loan Agreement on the full, unpaid balance of the loan, effective as of October 31, 1999; and in lieu of making penalty interest payments on each quarterly payment date specified in the Loan Agreement, the Company shall pay a total penalty charge of $25,138.70 on October 31, 2000, which represents the penalty interest that will accrue during the Forbearance Period, computed on the basis of 360-day years of twelve 30-day months; and"

3. Except as expressly provided herein, all other terms and conditions of the Forbearance Agreement shall remain in full force and effect, and the Company, the Sponsor, and the Guarantor each hereby reaffirms its respective obligations under the Financing Documents and the Forbearance Agreement and confirms that such obligations remain in full force and effect, without any claims, set-offs, or defenses.

4. Each Signatory for WHCC, the Sponsor and the Guarantor has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary corporate action.

5. This Agreement shall be binding upon and inure to the benefit of the Company, Sponsor, Guarantor, OPIC, and each of their respective heirs, personal representatives, successors, and assigns. None of the Company, Sponsor, Guarantor shall assign any of their respective rights or obligations under this Agreement without the express written consent of OPIC.

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6. In case one or more provisions  contained in this Agreement shall be invalid, illegal, or unenforceable in any respect under any law, the validity, legality, and enforceability of the remaining provision contained herein shall remain effective and binding and shall not be affected or impaired thereby.

7. This Agreement shall be governed by the laws of the District of Columbia without regard to the conflict of laws principles thereof.

     Please  sign  and  return  a  copy  of  this  Agreement   confirming   your
acknowledgment and agreement with the terms hereof, whereupon this Agreement shall constitute a legally binding document.

Yours truly,

John R. Aldonas
Manager, Special Assets

                                   SIGNATURES

WELLINGTON HALL CARIBBEAN CORPORATION

By:                                         Date:
   ---------------------------                    ------------------------------
   Hoyt Hackney
   President

WELLINGTON HALL, LIMITED

By:                                         Date:
   ---------------------------                    ------------------------------
   Hoyt Hackney
   President

MUEBLES WELLINGTON HALL, S.A.

By:                                         Date:
   ---------------------------                    ------------------------------
   Hoyt Hackney
   President

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